UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) February 16, 2006

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

Delaware                            001-12085                       33-0371079
----------------------------    ------------------         --------------------
(State or other jurisdiction    (Commission File No.)         (I.R.S. Employer
 of incorporation)                                          Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 943-6007

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
     Appointment of Principal Officers

Effective February 16, 2006, David J. Humphreys was appointed to the Board of Directors of National R.V. Holdings, Inc. (the "Company"). Mr. Humphreys will serve as a Class I Director with a term expiring at the Company's annual meeting of stockholders to be held in 2008. Mr. Humphreys served as President of the Recreation Vehicle Industry Association (RVIA) from January 1, 1979 until January 30, 2006, following ten years of service as RVIA's outside legal counsel.

The press release  announcing the  appointment  of Mr.  Humphreys is attached as
Exhibit 99.1.


Item 9.01(c).  Financial Statements and Exhibits

99.1 Press Release of National R.V. Holdings, Inc. dated February 21, 2006.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                  NATIONAL R.V. HOLDINGS, INC.



                                  By:      /s/ THOMAS J. MARTINI
                                           Thomas J. Martini
                                            Chief Financial Officer



Date:  February 22, 2006
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                                                                    EXHIBIT 99.1